UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 2, 2005 (Date of earliest event reported)

CENTRA SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27861	04-3268918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 Bedford Street

Lexington, MA 02420

(Address of principal executive offices)

Telephone: (781) 861-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On November 2, 2005, Centra Software, Inc. (“Centra”) issued a press release announcing its financial results for its third quarter ended September 30, 2005. The full text of the press release is attached hereto as Exhibit 99.1 to this Report and is incorporated by reference herein.

Item 8.01    Other Events

This Item incorporates by reference all the information set forth in Item 2.02 above.

On November 3, 2005, Centra held a conference call to discuss its results for the third quarter ended September 30, 2005. A replay of the conference call will be made available for a period of time on Centra’s website, http://www.centra.com. In addition, a script of the conference call is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Except to the extent required by Rule 165 and Rule 425 under the Securities Act, this Form 8-K and the information furnished herein shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements about the mergers and regarding the timing of the closing of the mergers. These forward-looking statements involve important risk factors that could cause actual results to differ materially from those in the forward-looking statements. These risk factors include, but are not limited to, risks and uncertainties relating to the Company’s announced plan to combine with Saba Software, Inc., including but not limited to: the possibility that the market for the sale of certain products and services may not develop as expected; the possibility that the proposed merger does not close; unanticipated delays in completing the merger; the possibility that the parties will be unable to successfully execute their integration strategies or achieve planned synergies; the possibility that prior to the closing of the transaction, the businesses of both Saba and Centra might suffer due to customer uncertainty; unanticipated delays and difficulties in the integration of the two companies’ technologies; unanticipated costs relating to the transaction and the integration of the two companies; and other risks. These risk factors also include risks and uncertainties relating to Centra’s ongoing business, including uncertainty about the Company’s ability to successfully execute its strategic plan and sustain profitability, the Company’s ability to control costs and the effect of the Company’s cost-cutting measures on its operations, uncertainty of market reaction to the Company’s sales and marketing efforts, product demand for and market acceptance of the Centra 7.5 platform, the possibility of defects in our products, which could delay or prevent market acceptance of such products, the Company’s ability to sell and deliver its online learning and training solutions, add-on modules and other future products, the effect of economic conditions generally on the market for IT spending and for the Company’s products, the impact of competitive products and pricing, technological difficulties or other factors outside the control of the Company. There is no assurance that the Company will be able to implement its growth and operating plans as anticipated, or achieve its revenue and earnings goals. For a description of additional risks, and uncertainties, please refer to Centra’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2004 and its Form 10-Q for the three months ended June 30, 2005, which are available at www.centra.com/investorrelations. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date hereof. Centra undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Additional Information

Saba and Centra will file a joint proxy statement/prospectus with the SEC in connection with the proposed mergers. Investors and security holders are urged to read the joint proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they will contain important information regarding Saba, Centra, the proposed mergers, the persons soliciting proxies in connection with the proposed mergers on behalf of Saba and Centra and the interests of those persons in the proposed mergers and related matters. Saba and Centra intend to mail the joint proxy statement/prospectus to their respective stockholders once the registration statement containing the joint proxy statement/prospectus is declared effective by the SEC. Investors and security holders will be able to obtain a copy of the joint proxy statement/prospectus and other documents filed by Saba and Centra with the SEC free of charge at the website maintained by the SEC at http://www.sec.gov. In addition, documents filed with the SEC by Saba are available free of charge by contacting Saba Investor Relations, 2400 Bridge Parkway, Redwood Shores, California 94065, (650) 581-2500, and documents filed with the SEC by Centra are available free of charge by contacting Centra Investor Relations, 430 Bedford Street, Lexington, Massachusetts 02420, (781) 861-7000.

Participants in Solicitation

Saba and Centra, and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Saba and Centra in connection with the proposed mergers and related items. Information regarding the directors and executive officers of Saba and their ownership of Saba shares is set forth in the proxy statement for Saba’s annual meeting of stockholders to be held November 3, 2005. Information regarding the directors and executive officers of Centra and their ownership of Centra stock is set forth in Centra’s proxy statement for Centra’s 2005 annual meeting of stockholders. Investors may obtain additional information regarding the interests of those participants by reading the joint proxy statement/prospectus when it becomes available.

Item 9.01    Financial Statements and Exhibits

(c)	Exhibits:

Exhibit Number	Description

99.1	Press Release dated November 2, 2005, announcing financial results for the third quarter ended September 30, 2005

99.2	Script from November 3, 2005 conference call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2005

CENTRA SOFTWARE, INC.

By: /s/ Leon Navickas

Name: Leon Navickas

Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 2, 2005, announcing financial results for the third quarter ended September 30, 2005

99.2	Script from November 3, 2005 conference call